Exhibit 32

Certification

Pursuant to 18 U.S.C. Section 1350

As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Howard Bancorp, Inc., each hereby certify, to the best of his or her knowledge and belief, that:

1)	The Annual Report of Howard Bancorp, Inc. on From 10-K for the year ended December 31, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Howard Bancorp, Inc.

Date March 15, 2018	By:	/s/ Mary Ann Scully
Mary Ann Scully
President, Chairman and Chief Executive Officer

	By:	/s/ George C. Coffman
George C. Coffman
Executive Vice President and Chief Financial Officer